ibdroot\projects\IBD-NY\divinities2021\682298_1\03. Presentations\2021.10.XX Investor Presentation\Rider\Warsaw Cover.pptx November 2021 1 ibdroot\projects\IBD-NY\divinities2021\682298_1\03. Presentations\2021.10.XX Investor Presentation\Warsaw - Investor Presentation_v22.pptx Forward Looking Statements Disclaimer This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) expectations regarding the timing, completion and expected benefits of the Wolt Enterprises Oy (“Wolt”) transaction, (ii) plans, objectives and expectations with respect to future operations, stakeholders and the markets in which we, Wolt and the combined company will operate, and (iii) the expected impact of the proposed transaction on the business of the parties. Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks, uncertainties and other factors relate to, among others: risks and uncertainties related to our pending acquisition of Wolt, including the failure to obtain, or delays in obtaining, required regulatory approvals, the failure to satisfy any of the closing conditions to the proposed transaction on a timely basis or at all and costs and expenses associated with failure to close; costs, expenses or difficulties related to the acquisition of Wolt, including the integration of the Wolt’s business; failure to realize the expected benefits and synergies of the proposed transaction in the expected timeframes or at all; the potential impact of the announcement, pendency or consummation of the proposed transaction on relationships with our and/or Wolt’s employees, customers, suppliers and other business partners; the risk of litigation or regulatory actions to us and/or Wolt; inability to retain key personnel; changes in legislation or government regulations affecting us or Wolt; developments in the COVID-19 pandemic and resulting business and operational impacts on us and/or Wolt; and economic, financial, social or political conditions that could adversely affect us, Wolt or the proposed transaction. For additional information on other potential risks and uncertainties that could cause actual results to differ from the results predicted, please see our Annual Report on Form 10-K for the year ended December 31, 2020 and subsequent Form 10-Qs and Form 8-Ks filed with the Securities and Exchange Commission (the “SEC”). All information provided in this communication is as of the date of this communication and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable, and information available to us, as of such date. We undertake no duty to update this information unless required by law. 2 ibdroot\projects\IBD-NY\divinities2021\682298_1\03. Presentations\2021.10.XX Investor Presentation\Warsaw - Investor Presentation_v22.pptx Additional Information No offer or solicitation: This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Important additional information will be filed with the SEC: DoorDash will file with the SEC a registration statement on Form S-4, which will include a prospectus of DoorDash. INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DOORDASH, WOLT, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain free copies of the registration statement and other documents filed with the SEC through the website maintained by the SEC at www.sec.gov and on DoorDash’s website at ir.doordash.com. 3 ibdroot\projects\IBD-NY\divinities2021\682298_1\03. Presentations\2021.10.XX Investor Presentation\Warsaw - Investor Presentation_v22.pptx Source: Wolt. Company metrics as of September 30, 2021 unless stated otherwise 4 at a Glance 3x+ Avg. Monthly Order Frequency 15+ Categories 4K+ Employees 30%+ M12 Customer Retention 2.5M+ Monthly Active Users 23 Countries $2.5B+ Annual Run-Rate GOV (Q3 2021) 130%+ Q3 2021 YoY GOV Growth

ibdroot\projects\IBD-NY\divinities2021\682298_1\03. Presentations\2021.10.XX Investor Presentation\Warsaw - Investor Presentation_v22.pptx 5 Large local commerce opportunity with strong growth potential Product and execution focus drives superb retention and unit economics 1 2 World-class operators with a shared vision and common culture 3 5 Building a Global Leader in Local Commerce ibdroot\projects\IBD-NY\divinities2021\682298_1\03. Presentations\2021.10.XX Investor Presentation\Warsaw - Investor Presentation_v26.pptx 6 A Common Vision and Common Culture To make our cities better places to live To grow and empower local economies

Founded in Helsinki 3 Countries Launched Sweden and Estonia 1 Country First Delivery in Helsinki Launched Denmark, Latvia, and Lithuania 6 Countries 14 Countries Launched Croatia, Czech Republic, Norway, Hungary, Georgia, Israel, and Poland 19 Countries Launched Serbia, Greece, Azerbaijan, Slovakia, Slovenia, and Kazakhstan 23 Countries Launched Cyprus, Malta, Japan, and Germany World Class Operators with Proven Ability to Scale Miki Kuusi CEO & Co-Founder Riku Mäkelä COO 2014 2015 2016 2017 2018 2019 2020 7

ibdroot\projects\IBD-NY\divinities2021\682298_1\03. Presentations\2021.10.XX Investor Presentation\Warsaw - Investor Presentation_v22.pptx Built for International Expansion 8 Wolt Started in Finland, One of the Most Difficult Markets for Last-Mile Local Logistics… …And Built a Model Focused on Doing Common Things Uncommonly Well Exceptional App Design Case Study: Israel Launched 2018 App Store Editors’ Choice Award Wolt Competitor A Customer Satisfaction vs. Peers 7.7 7.1 Source: Wolt, Company Survey Note: App Store Editors’ Choice Rating from iOS App Store as of November 2021. Israel average customer rating out of 10 across categories including restaurant selection, delivery times, error-free orders, prices / promotions, ease of use, order tracking, non-restaurant orders, customer support and opening hours.

ibdroot\projects\IBD-NY\divinities2021\682298_1\03. Presentations\2021.10.XX Investor Presentation\Warsaw - Investor Presentation_v29.pptx Consumer Obsession Drives Superb Retention 9 Wolt Consumer Retention by Monthly Cohort Since 2018 Source: Wolt Note: Based on weighted average customer retention of monthly cohorts from January 2018 to September 2021. Consumer experience (selection, quality, and affordability) drives strong retention Strong retention generates excellent LTV ibdroot\projects\IBD-NY\divinities2021\682298_1\03. Presentations\2021.10.XX Investor Presentation\Warsaw - Investor Presentation_v29.pptx Obsessive Focus On Logistics Efficiency 10 Ability to drive network efficiency in low density cities has driven average delivery times down Deliveries per hour has steadily increased while reducing average delivery time Average Delivery Time, Rolling 4-Week Average (minutes) Deliveries Per Hour, Rolling 4-Week Average (Including Idle Time) Source: Wolt

ibdroot\projects\IBD-NY\divinities2021\682298_1\03. Presentations\2021.10.XX Investor Presentation\Warsaw - Investor Presentation_v29.pptx Demonstrated Ability To Drive Strong Unit Economics 11 Q3 2021 Contribution Profit as % of GOV2 Sources: Wolt, DoorDash 1 Contribution Profit is calculated in accordance with the definition provided in DoorDash’s SEC filings, including form 10-K, and is calculated as of Q3 2021. 2 Positive Contribution Profit countries refers to the 7 countries shown on the slide (out of 23 total). 3 Excludes U.S. Marketplace orders in non-restaurant verticals, as of Q3 2021. 65% of Wolt GOV generates positive Contribution Profit1 100%+ YoY GOV growth in Wolt’s positive Contribution Profit countries2 in Q3 Total Contribution Profit as % of GOV in Wolt Profitable Countries US Restaurant Marketplace3 Wolt Positive Contribution Profit Countries

ibdroot\projects\IBD-NY\divinities2021\682298_1\03. Presentations\2021.10.XX Investor Presentation\Warsaw - Investor Presentation_v22.pptx 12 Restaurant Grocery And More … Delivering Local Commerce

ibdroot\projects\IBD-NY\divinities2021\682298_1\03. Presentations\2021.10.XX Investor Presentation\Warsaw - Investor Presentation_v22.pptx Large Local Commerce Opportunity 13 Source: Euromonitor Passport, Edge Note: Foodservice data estimates not available in Azerbaijan, Malta, Croatia, Estonia, Kazakhstan, Slovenia, Cyprus, Latvia, Georgia, Lithuania and Serbia. 1 Includes Austria, Belgium, France, Ireland, Italy, Netherlands, Spain, Switzerland and the United Kingdom. 2021E Food & Grocery Market Combined company would operate in markets with over 700 million people % Online Penetration 2021E Total Retail Market ibdroot\projects\IBD-NY\divinities2021\682298_1\03. Presentations\2021.10.XX Investor Presentation\Warsaw - Investor Presentation_v22.pptx 1 Based on exchange rate of 1 EUR = 1.1615 USD ■ Expect to be accretive to GOV growth in 2022 ■ Expect pro forma combined Adj. EBITDA of $0 to $500 million in 2022 ■ Miki Kuusi to run DoorDash International, reporting to Tony Xu ■ Key executives and country leaders from Wolt have agreed to join DoorDash Transaction Summary ■ Approximately €7.0B (US$8.1B)1 consideration, subject to customary purchase price adjustments ■ All stock transaction ■ DoorDash equity issued as part of the transaction will be valued at approximately $206.45 per share, based on DoorDash’s 30-day VWAP as of November 3, 2021 ■ New retention pool of €500M reserved for Wolt management and employees Financial Impact Leadership Closing ■ The transaction is subject to customary closing conditions for transactions of this type, including applicable regulatory approvals ■ Expected to close in 1H 2022 14 Transaction Overview